UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

MBX Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42272	84-1882872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11711 N. Meridian Street Suite 300
Carmel, Indiana		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 659-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MBX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 27, 2026, MBX Biosciences, Inc. (the "Company") issued a press release (the "Press Release") titled “MBX Biosciences Announces First Patient Dosed in Pivotal Phase 3 oPTimize Trial of Once-Weekly Canvuparatide in Adults with Hypoparathyroidism.” A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 27, 2026, the Company announced the dosing of the first patient in its pivotal Phase 3 oPTimize clinical trial evaluating once-weekly canvuparatide for the treatment of chronic hypoparathyroidism (HP). A summary of the trial design is as follows:

Phase 3 oPTimize trial design

The Phase 3 oPTimize trial is a global, multicenter, randomized, double-blind, placebo-controlled study evaluating the efficacy and safety of once-weekly canvuparatide in adults with chronic HP, followed by a 78-week open-label extension. Approximately 160 patients will be enrolled and randomized 3:1 to receive canvuparatide or placebo during the 26-week double-blind treatment period. Canvuparatide will be administered once weekly using the same device intended for commercial use.

The 26-week double-blind treatment period consists of:

•
A four-week fixed-dose period at 600 micrograms or placebo once weekly
•
An 18-week individualized dose-titration period (up to 1,600 micrograms once weekly)
•
A four-week dose-maintenance period through Week 26 without increases in study drug, active vitamin D, or calcium supplementation.

The primary endpoint will evaluate the proportion of patients achieving a composite responder endpoint at Week 26, defined as meeting all the following criteria:

•
Maintenance of normal albumin-adjusted serum calcium levels
•
Independence from active vitamin D
•
Reduction of calcium supplementation to ≤600 milligrams per day
•
No increases in study drug dose during the four weeks preceding the Week 26 assessment

Key secondary endpoints include normalization of urinary calcium excretion while maintaining normal serum calcium in patients with elevated baseline urinary calcium excretion, and improvement of physical functioning and hypocalcemia-related symptoms. The trial will also evaluate additional measures of bone mineral metabolism, kidney health, bone biomarkers, patient-reported outcomes and long-term safety.

More information on the trial can be found at www.clinicaltrials.gov, identifier NCT07699471.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: MBX Biosciences’ expectations regarding the further advancement of its pipeline of programs in endocrine and metabolic disorders; the potential for canvuparatide to be a once-weekly PTH replacement therapy and standard of care; the advancement of canvuparatide toward potential registration; the design, conduct and anticipated enrollment of the Phase 3 oPTimize trial; the intended use of the commercial device in the trial; and MBX Biosciences’ uses of capital, expenses and financial results, including the anticipated cash runway timing.

Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect MBX Biosciences’ business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; MBX Biosciences’ ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities, including the risk for differences between interim data and final data from the Company’s ongoing clinical trials; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; MBX Biosciences’ ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining MBX Biosciences’ intellectual property protections; and risks related to the competitive landscape for MBX Biosciences’ product candidates; as well as other risks described in “Risk Factors,” in MBX Biosciences’ Annual Report on Form 10-K for the year ended December 31, 2025, Quarterly Report on Form 10-Q for the three months ended March 31, 2026, as well as subsequent filings filed with the Securities and Exchange Commission (SEC), including the matters described in this Current Report on Form 8-K. MBX Biosciences expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Issued by MBX Biosciences, Inc. on August 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBX BIOSCIENCES, INC.

Date:	August 27, 2026	By:	/s/ Steven L. Hoerter
President and Chief Executive Officer (Principal Executive Officer)